SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

        Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant  |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:
|X|  Preliminary proxy statement             |_|  Confidential, for Use of
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        Investment Properties Associates
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant


Payment of filing fee (Check the appropriate box):

|_|  $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A
     (2)  Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction: $31,557,000.
     (5)  Total fee paid: N/A

|_|  Fee previously paid with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

             INVESTMENT PROPERTIES ASSOCIATES, a Limited Partnership
                               60 East 42nd Street
                            New York, New York 10165

                                -----------------

                     Notice of Proposed Consent Solicitation

                                -----------------


TO THE HOLDERS OF PARTICIPATION INTERESTS
  OF INVESTMENT PROPERTIES ASSOCIATES,
  a Limited Partnership:

     Investment Properties Associates, a Limited Partnership ("IPA" or the "Partnership"), is soliciting written consents (the "Consents") from the holders of Participation Interests in the Limited Partnership interest of the Limited Partner in IPA (the "PPIs") to authorize the Limited Partner to approve and enter into an amendment (the "Amendment") to the Partnership Agreement of IPA (the "Partnership Agreement"), which Amendment provides for (i) the ability of remaining partners to continue the business of the Partnership after an Event of Dissolution (as defined), including the death of a general partner of IPA (a "General Partner") and certain other events, (ii) procedures for the appointment of a new General Partner to replace a former General Partner and (iii) certain other amendments related to the foregoing as described in the accompanying Consent Statement.

     If the Amendment is not approved, IPA, by reason of the recent death of Harry B. Helmsley, a General Partner, will be required by its Partnership Agreement to transfer its assets and liabilities to a new limited partnership with the same attributes as IPA and to dissolve and terminate IPA, resulting in substantial costs to IPA and no economic benefit.

     Only holders of record of PPIs at the close of business on April 11, 1997, will be entitled to notice of such solicitation and to vote with respect thereto. The solicitation of Consents will expire on May 6, 1997 at 5:00 p.m. (the "Expiration Date").

     In order for the Limited Partner to provide his consent to the Amendment, the holders of a majority of the 820,000 outstanding PPIs must consent to the Amendment. The General Partners and Special Limited Partner and their respective affiliates own approximately 45.42% of the outstanding PPIs and such persons have informed IPA that they intend to consent to the Amendment.

                                            By Order of the General Partners

                                            John Bailey, Limited Partner

April __, 1997

             INVESTMENT PROPERTIES ASSOCIATES, a Limited Partnership
                               60 East 42nd Street
                            New York, New York 10165

                                -----------------

                                CONSENT STATEMENT

                              Dated April __, 1997

                                -----------------


     This Consent Statement (the "Consent Statement") is furnished in connection with the SOLICITATION OF WRITTEN CONSENTS ("Consent Solicitation") from the holders of Participation Interests ("PPIs") in the Limited Partnership interest of the Limited Partner of Investment Properties Associates, a Limited Partnership ("IPA" or the "Partnership"). The Consent Solicitation is being made at the request and direction of the General Partners of IPA.

     The Limited Partner of IPA, pursuant to Section 7 of the PPI certificate, has fixed the close of business on April 11, 1997 as the record date (the "Record Date") for determining holders of PPIs entitled to notice of and to consent to the Amendment (as defined below). Only holders of record at the close of business on such date will be entitled to vote on the Amendment.

     The purpose of the Consent Solicitation is to obtain written consents ("Consents") from holders of PPIs as of the Record Date to approve and authorize the Limited Partner to enter into a proposed amendment (the "Amendment") to the Partnership Agreement of IPA (the "Partnership Agreement") which provides for
(i) the ability of remaining partners to continue the business of the Partnership after an "Event of Dissolution" (as defined in the Partnership Agreement), (ii) procedures for the appointment of a new general partner of IPA (a "General Partner") to replace a former General Partner after the occurrence of certain events and (iii) making certain other amendments related to the foregoing as described herein, including the elimination of provisions requiring the formation of a new limited partnership to acquire the assets and liabilities of IPA. If the Amendment is not approved, IPA will be required by its Partnership Agreement to dissolve the Partnership and to transfer its assets and liabilities to a new limited partnership with the same attributes as IPA, resulting in substantial costs to IPA and no economic benefit.

     This Consent Statement is first being mailed by IPA to the holders of PPIs on or about April __, 1997.

     The cost of solicitation of Consents will be borne by IPA. The solicitation of Consents generally will be made by mail. Such solicitation may also be made in person or by telephone, facsimile, or other means by agents and employees of IPA or its General Partners. Arrangements have been made with brokers and other custodians, nominees, and fiduciaries to send proxies and proxy solicitation materials to their principals, as well as copies of this Consent Statement, and IPA will reimburse them for reasonable out-of-pocket and clerical expenses in so doing.

     Any Consent given by a PPI holder pursuant to this solicitation may be revoked by such PPI holder by written notice delivered to Irving Schneider, General Partner, 60 East 42nd Street, New York, New York 10165, at any time prior to 5:00 p.m., New York time on May 6, 1997 (the "Expiration Date"). A form of Consent is enclosed herewith.

     Holders of PPIs are encouraged to carefully read the instructions to the attached form of Consent and request of PPI holder regarding delivery of Consents to the General Partner.

     If the requisite Consents are obtained, the Amendment will be binding on each record holder of PPIs whether or not such record holder gives a Consent with respect thereto.

     At the close of business on the Record Date, 820,000 PPIs were outstanding.

Required Vote

     Consents from the holders of a majority of the outstanding PPIs are required for the Limited Partner to approve and enter into the Amendment. Accordingly, Consents that are not furnished will count against the approval of the Amendment. The General Partners and Special Limited Partner and their respective affiliates own approximately 45.42% of the outstanding PPIs and such persons have informed IPA that they intend to consent to the Amendments. See "Amendment to Partnership Agreement."

                       AMENDMENT TO PARTNERSHIP AGREEMENT

General

     IPA is submitting for approval by the holders of PPI's a proposal to amend Paragraphs 23 and 25 of the Agreement, which paragraphs currently require that, upon the death, bankruptcy or incompetency of a General Partner, or the withdrawal of a General Partner or sale or transfer of his interest, the remaining General Partners create a new limited partnership with the same attributes as IPA ("New IPA"). It also requires them to convey all of the assets and liabilities of IPA to such Partnership and then to dissolve and terminate IPA. The General Partners believe that such a process would not result in any economic benefit to the partners of IPA, but would involve substantial expense. The General Partners estimate that IPA would incur approximately $600,000 in title insurance premiums alone in connection with the transfer of assets to New IPA. Consequently, it is proposed that Paragraphs 23 and 25 of the Agreement be amended as described below. The proposed form of Amendment is attached hereto as Annex I. The General Partners of IPA recommend that holders of PPIs approve the Amendment, which will have the effect of authorizing John B. Bailey, the Limited Partner of IPA, to enter into the Amendment.

The Amendment

     The following summary of the Amendment is qualified in its entirety by reference to the form of Amendment attached hereto as Annex I.

     Paragraph 23 is proposed to be amended to provide for the remaining partners of all classes of IPA the option to elect to continue the business of IPA upon the occurrence of an "Event of Dissolution." In the Amendment, an Event of Dissolution is defined to include (i) the death or bankruptcy of a General Partner, (ii) any General Partner adjudicated incompetent during the term of IPA, (iii) the withdrawal of a General Partner or (iv) the sale or transfer of a General Partner's interest in IPA. Each of such events is referred to as an "Event of Dissolution" in the Amendment, and the General Partner that caused such event is referred to as a "Terminating General Partner."

     The Amendment will also provide that, notwithstanding the foregoing, it shall not be an Event of Dissolution if an individual General Partner transfers or assigns his general partner interest in IPA to an entity controlled by such person. Any such assignee will be admitted to the Partnership as a General Partner. The effect of such provision would be to permit an individual General Partner to substitute an entity controlled by him in his stead to act as General Partner.

     Paragraph 25 of the Agreement currently requires that IPA be reconstituted as New IPA upon the occurrence of an Event of Dissolution and then dissolved and terminated in accordance with Paragraph 23 as described above. For the reasons stated above, this mandatory reconstitution and related transfer of assets and liabilities is believed to be wasteful of IPA's assets. The Amendment will provide that, following an Event of Dissolution, the remaining partners of IPA of all classes (General, Special Limited and Limited, collectively, the "Partners") may unanimously elect to continue the business of IPA within 180 days after an Event of Dissolution (or such shorter period as may be permitted by law). Under the Amendment, if the Partners of IPA do not elect to continue the business of IPA after an Event of Dissolution, IPA will be required to be dissolved and terminated.

     The Amendment also provides that the death of one of its General Partners, Harry B. Helmsley, which occurred on January 4, 1997, will not cause IPA to be dissolved and terminated. The Amendment further provides that Leona M. Helmsley, the surviving spouse of Harry B. Helmsley, or an entity controlled by her, shall be designated as a substitute General Partner of IPA on or before July 3, 1997, to succeed Harry B. Helmsley in such capacity. In the absence of the Amendment, the surviving General Partners have the right to choose a successor General Partner to succeed Mr. Helmsley as a General Partner of New IPA at their discretion.

     The Amendment preserves the notion that the interest of the Terminating General Partner of IPA is converted to a Special Limited Partner interest. Such Special Limited Partner interest participates in allocations of income and loss, and in all cash distributions of IPA as if it were a General Partner interest of the same percentage as that owned by the Terminating General Partner. Upon the appointment of a successor General Partner, such successor will have the option to purchase the Special Limited Partner interest of the Terminating General Partner in IPA at the formula price set forth in the Amendment or to acquire an interest in IPA from a remaining General Partner on terms agreed between such parties.

     The Amendment preserves the right of remaining or surviving General Partners to elect a successor General Partner to replace the Terminating General Partner if the business of IPA is continued. The Amendment permits such successor General Partner to be an individual or an entity. The Amendment preserves the ability of an individual General Partner to name his or her own successor by naming such successor while still acting as a General Partner in a writing filed with the Partnership. The Amendment also provides that, if an Event of Dissolution is caused by the death of Mr. Schneider, the successor General Partner to Mr. Schneider shall be either his surviving spouse or an entity controlled by his surviving spouse or Mr. Schneider's surviving issue.

     The Amendment preserves the right of a successor General Partner (howsoever named) to acquire the Special Limited Partnership interest of the Terminating General Partner at a formula purchase price set forth in the Agreement. In lieu of acquiring such interest, however, the Amendment will permit the successor General Partner to acquire an interest from another General Partner on terms negotiated between them.

     Finally, the Amendment preserves the power of attorney in favor of the General Partners to give effect to the provision of Paragraph 25, as amended.

                     PRINCIPAL AND MANAGEMENT SHAREHOLDINGS

     The following table sets forth information concerning persons or groups who are known by IPA to be the beneficial owners of more than 5% of the PPI's as of March 17, 1997.

                                          Number of PPI's             Percent of
Name and Address of Beneficial Owner      Beneficially Owned(1)          PPI
------------------------------------      ------------------          ----------

Leona M. Helmsley                                  258,877             31.57(1)
                                                    Direct(1)

Harry B. Helmsley(2)                                23,500              2.87(3)
                                                  Indirect(3)

Irving Schneider                                    90,095             10.99
                                                    Direct(4)

John D. and Catherine T.                            87,000             10.61
MacArthur Foundation c/o                            Direct
Cyrus Smith
Chief Financial Officer
Foundation Land Company
4176 Burns Road
Palm Beach Garden, FL
33410-4653

------------------------

(1) Leona M. Helmsley is the widow of Harry B. Helmsley. Above amount excludes 23,500 PPIs owned beneficially by the estate of Mr. Helmsley. See footnote 2 and 3 below.

(2) Mr. Helmsley died on January 4, 1997. Mrs. Helmsley is the executor of the estate of Mr. Helmsley.

(3) Includes: 4,000 PPIs held by Helmsley-Noyes Company, Inc. (.5%), a company wholly-owned by Helmsley Enterprises, Inc., which in turn is wholly-owned by the Harry B. Helmsley Revocable Trust, under agreement dated December 13, 1989; 13,000 PPIs held by HBH Holdings Corp. (1.6%); and 6,500 PPIs held by Park Lane Hotel, Inc. (.8%). HBH Holdings Corp. and Park Lane Hotel, Inc. are wholly-owned by Helmsley Enterprises, Inc. Mrs. Helmsley is the executor of the estate of Harry B. Helmsley and is the beneficiary of the Revocable Trust. Consequently, Mrs. Helmsley may be deemed to be the beneficial owner of such securities.

(4)  Does not include 31,960 PPIs owned by Mr. Schneider's daughters (3.9%).

                     BENEFICIAL OWNERSHIP OF CERTAIN PERSONS

     IPA is a limited partnership and, as such, it does not have officers and directors. The following table sets forth the amount and nature of the beneficial ownership as of March 17, 1997 of PPIs by its individual General Partner and by all its General Partners as a group.

                                     Number of Shares of
                                        Common Stock            Percent of
Name                                 Beneficially Owned(1)        PPIs(2)
-------                              ------------------         -----------

Irving Schneider                          90,095                   10.99
                                          Direct(4)

Helmsley-Noyes Company, Inc.               4,000(3)                  .50

As a group                                94,095(3)(4)             11.48(3)(4)

------------------------

(1) General Partners have sole voting power and sole investment power with respect to the PPI's listed opposite their names.

(2) The percentages of PPIs outstanding are based on 820,000 PPIs outstanding on March 17, 1997.

(3) Helmsley-Noyes Company, Inc. is owned by Helmsley Enterprises, Inc., which in turn is wholly-owned by the Harry B. Helmsley Revocable Trust.

(4)  Does not include 31,960 PPIs owned by Mr. Schneider's daughters (3.9%).

     Mrs. Leona M. Helmsley, the surviving spouse of Harry B. Helmsley and a Special Limited Partner, is the beneficial owner of 258,877 PPIs or 31.57% of the amount outstanding. The General Partners and the Special Limited Partner, and their respective affiliates, collectively own approximately 45.42 of the outstanding PPIs. Such persons have informed IPA that they intend to consent to the Amendments.

                                    EXPENSES

     IPA will bear all costs of this solicitation. IPA will reimburse banks, custodians, fiduciaries, nominees, securities dealers, trust companies, and other persons for their reasonable expenses in forwarding this Consent Statement and other related materials to the beneficial owners of the PPIs.

                              AVAILABLE INFORMATION

     The Partnership is subject to the informational requirements of the Exchange Act, and in accordance therewith files, reports and other information with the Securities and Exchange Commission (the "Commission"). The public may inspect and copy at prescribed rates such reports, proxy statements, and other information that the Partnership has filed with the Commission, at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W.,

Washington, D.C. 20549 and at the Commission's regional offices located at 500 West Madison Street, Chicago, Illinois 60661 and Seven World Trade Center, New York, New York 10048. In addition, the public may obtain such reports, proxy statements and other information concerning the Partnership from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates.

                                          By Order of the General Partners,

                                          John Bailey,
                                          Limited Partner

Dated:   April __, 1997

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED CONSENT AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                         Annex I

     AGREEMENT made as of April ___, 1997 by and among Irving Schneider, residing at 880 Fifth Avenue, New York, New York; Helmsley-Noyes Company, Inc., a New York corporation having its principal office at 230 Park Avenue, New
York, New York; Minlyn, Inc., a New York corporation having its principal office at 60 East 42nd Street, New York, New York; Leona M. Helmsley, residing at_______________; and John B. Bailey, residing at 2 Little Bay Harbor, Ponte Vedra, Florida 32082.

                                   WITNESSETH:

     WHEREAS, the parties desire to effect certain amendments to that certain Limited Partnership Agreement dated as of May 15, 1969 by and among Harry B. Helmsley, Irving Schneider, Charles F. Noyes Company, Inc. (now Helmsley-Noyes Company, Inc.) Minlyn, Inc. and the original Limited Partner named therein, as the same has been amended from time to time thereafter (such agreement, as amended up to the date hereof being referred to herein as the "Original Agreement"), upon the conditions therein and hereinafter set forth; and

     WHEREAS, Harry B. Helmsley, a former General Partner of the Partnership died on January 4, 1997, which event requires, in the Original Agreement, that the remaining General Partners of the Partnership take certain actions originally intended to preserve certain income tax characteristics of the Partnership; and

     WHEREAS, such required actions are no longer deemed necessary to preserve such income tax characteristics and would involve unnecessary expense to the Partnership;

     NOW, THEREFORE, the parties hereto agree as follows:

     Paragraphs 23A and 23B of the Original Agreement are hereby deleted in their entirety and are replaced by the following:

     "23A. In the event of the death or bankruptcy of any of the General Partners or in the event that any of the General Partners has been adjudicated incompetent during the term fixed for the continuance of the Partnership or, in the event of the withdrawal of a General Partner or the sale or transfer by any General Partner of his or its general partnership interest in the Partnership (except as herein provided) during the continuance of the Partnership (each of such events being referred to herein as an "Event of Dissolution" and the General Partner that caused such event, the "Terminating Partner"), the Partnership shall be dissolved and terminated; provided, however, that if the remaining partners (of all classes) unanimously elect to continue the business of the Partnership within 180 days after an Event of Dissolution (or such shorter time period as is permitted by applicable law), then no such dissolution or termination shall occur, and the business of the Partnership shall continue. By their execution and delivery hereof on or before July 3, 1997, the parties hereto agree (i) that the Partnership shall not be dissolved by reason of the death of Harry B. Helmsley, and that the business of the Partnership shall continue, and (ii) that Leona M. Helmsley or an entity controlled by her shall be designated, on or before July 3, 1997, as a substitute General Partner to succeed Harry B. Helmsley in accordance with Paragraph 25 of this Agreement as amended hereby. The foregoing notwithstanding, the transfer or assignment by an individual General Partner of his general partner interest in the Partnership to an entity controlled by such General

     Partner who agrees to be bound by the terms hereof as a General Partner shall not be an Event of Dissolution, and such assignee or transferee shall be admitted as a substituted General Partner to the full extent of the general partner interest so acquired. Upon the occurrence of an Event of Dissolution, the interest in the Partnership of the General Partner who caused such Event of Dissolution shall be converted immediately to a Special Limited Partnership Interest, regardless of whether or not the remaining General Partners elect to continue the business of the Partnership. Such Special Limited Partnership Interest, however, shall participate in Partnership distributions of net operating revenues pursuant to Paragraph 13 and in items of income and loss pursuant to Paragraph 11 and in all other distributions as if it were a General Partner interest of the same percentage as that theretofore owned by the Terminating General Partner. In the event of a dissolution or termination of the Partnership, an accounting shall be had as soon as practicable of the assets and liabilities of the Partnership as herein provided."

     Subparagraphs C and D of Paragraph 23 of the Original Agreement are hereby redesignated as Subparagraphs B and C, respectively.

     Paragraph 25 of the Original Agreement is hereby deleted in its entirety and is replaced by the following:

     "25A. Upon the occurrence of an Event of Dissolution, if the business of the Partnership is continued in accordance with Paragraph 23A, then the remaining or surviving General Partners, or any one of them, may (but shall not be obliged to) designate a substitute General Partner (which may be an individual or an entity) to replace the Terminating General Partner effective as of the Event of Dissolution; provided, however, that if an individual General Partner shall have, prior to his death or declaration of incompetency, filed with the Partnership a writing naming an individual or entity to succeed to his general partnership interest, then the remaining general partners shall be required to designate such individual or entity as a successor General Partner and; provided further, that if an Event of Dissolution is caused by the death of Irving Schneider, the parties hereto agree that the successor to such Terminating General Partner shall be either his surviving spouse or an entity controlled by his surviving spouse or Irving Schneider's surviving issue. A substitute General Partner so designated shall have the option (but not the obligation) to purchase, at a price equal to the value set forth below from such Terminating General Partner, his heirs, executors, administrators, legal representatives or assigns, the converted Special Limited Partnership interest of such Terminating General Partner created pursuant to Paragraph 23A. Such interest in the Partnership, when so purchased, will be a general partnership interest. The value of such general partnership interest in the Partnership shall be equal to the market value of one Participation Interest on the date of termination multiplied by the number of such Interests outstanding on the date that the Bonds were issued, multiplied by two and further multiplied by 80% of the percentage interest in net income of the Terminating General Partner as provided in subparagraph 11E(1)(b). The foregoing method of valuation of such general partnership interest shall be binding upon the Terminating General Partner, his heirs, executors, administrators, legal representatives or assigns. Notwithstanding the foregoing, in lieu of exercising the option referred to above to acquire the interest of the Terminating General Partner, a Substitute General Partner may enter into an arrangement with another General Partner to acquire a portion of such General Partner's interest in the Partnership on such terms as they agree upon (it being understood that such other General Partner shall have no obligation to enter into any such arrangement). Any interest so acquired shall be the Substituted General Partner's interest in the Partnership. As a condition to being admitted as a Substitute General Partner, a person or entity designated to serve as such shall, not later then the date of his substitution, either exercise the option to acquire the interest of the Terminating General Partner or arrange for the purchase of a portion of such an interest as aforesaid.

     25B. Each of the Special Limited Partners and the Original Limited Partner signatory hereto does hereby irrevocably constitute and appoint the General Partners or any one of them, his true and lawful attorney, in his name, place and stead, to execute and acknowledge any and all instruments contemplated by the foregoing provisions of this Paragraph 25, it being expressly understood and intended by each of the Special Limited Partners and the Original Limited Partners that the grant of the foregoing power of attorney is coupled with an interest and shall survive the delivery of an assignment of a Special Limited Partnership interest or a Limited Partnership interest as in Paragraph 22C provided. A similar power of attorney shall be one of the instruments which the General Partners under Paragraph 22C hereof shall require an assignee of a Special Limited Partner or any Limited Partner to execute as a condition of his admission as such Substitute Special Limited Partner or Substitute Limited Partner."

     The provisions of this Amendment shall become operative immediately upon the execution and delivery by the parties hereto, and shall apply to Events of Dissolution that may have heretofore occurred including, without limitation, the death of Harry B. Helmsley. All other terms and provisions of the Original Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                GENERAL PARTNERS

                                    -------------------------------
                                    Irving Schneider

                                    HELMSLEY-NOYES COMPANY, INC.

                                          By _______________________
                                                    President

                                    MINLYN, INC.

                                          By _______________________
                                                    President

                                SPECIAL LIMITED PARTNERS

                                          --------------------------
                                          Leona M. Helmsley (on her
                                          own behalf and as Executor
                                          of the estate of Harry B.
                                          Helmsley)

                                          --------------------------
                                          Irving Schneider

                                SUBSTITUTED ORIGINAL LIMITED PARTNER

                                          By________________________
                                                   John B. Bailey

                                     CONSENT

            with Respect to Solicitations of Consents Relating to the

       Participation Interests in the Limited Partnership Interest of the

                                 Limited Partner

                                       of

             INVESTMENT PROPERTIES ASSOCIATES, a Limited Partnership

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


      =====================================================================

          TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE CONSENT SOLICITATION STATEMENT DATED APRIL __, 1997 (AS MAY BE AMENDED FROM TIME TO TIME, THE "STATEMENT"), REFERENCE TO WHICH IS HEREBY MADE FOR A COMPLETE DESCRIPTION OF THE SOLICITATION TO WHICH THIS CONSENT
          RELATES.

      =====================================================================


Ladies and Gentlemen:

     By signing and returning this Consent in accordance with the instructions hereto, the undersigned hereby acknowledges receipt of the Consent Statement of IPA (the "Statement") and consents to the applicable Amendment, as described in the Statement. Unless otherwise specified by the undersigned, this Consent relates to the entire number of PPIs registered in the undersigned's name on the close of business on April __, 1997 (the "Record Date") or, if this Consent is being executed by proxy, the total number of PPIs registered in the undersigned's name on the Record Date or to which such proxy relates, as the case may be, the undersigned has listed on the table herein the certificate number and number of PPIs for which this Consent is given.

     The undersigned hereby authorizes irrevocably Irving Schneider, as depositary (the "Depositary" or, the "General Partner") to deliver to IPA this Consent as evidence of the undersigned's consent to the Amendment and as certification that requisite Consents to the Amendment duly executed by Record Holders have been received in accordance with the terms of and conditions to the Solicitations as described in the Statement.

     As more fully described in the Statement, the undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent to the Amendment as permitted by Section 6 of the PPI Certificates. The undersigned acknowledges and agrees that receipt of Consents from the Record Holders (and their attorneys-in-fact) of at least a majority of PPIs is required to approve the Amendment (the "Requisite Consents"). Upon receipt of the Requisite Consents, the Amendment will become binding in accordance with its terms upon execution (the "Effectiveness Date"). As more fully described in the Statement, the Partnership Agreement will remain in effect, without giving effect to the Amendment until the Effectiveness Date.

     The undersigned understands that Consents, properly completed and duly executed, must be received by the Depositary on or prior to May 6, 1997 (the "Consent Date"). The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth herein. See Instruction 2.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to deliver this Consent. The undersigned will, upon request, execute and deliver any additional documents deemed by IPA to be necessary or desirable to perfect the undersigned's Consent and to complete the execution of the Amendment.

     The undersigned understands that delivery of Consents pursuant to any of the procedures described in the instructions hereto and acceptance thereof by IPA will constitute a binding agreement among the undersigned and IPA upon the terms and subject to the conditions of the Solicitation.

     All authority conferred or agreed to be conferred by this Consent shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     This Solicitation is made only to Record Holders of the PPIs. The term "Record Holder" as used herein shall mean the registered holders of the PPIs outstanding on the Record Date.

     Your broker can assist you in completing this form. The instructions included with this Consent must be followed. Questions and requests for assistance or for additional copies of this Consent and/or the Statement may be directed to the General Partner. See Instruction 7.

     The instructions contained herein should be read carefully before this Consent is completed.

             CONSENT TO CHANGES TO BE MADE IN PARTNERSHIP AGREEMENT

     The undersigned is a Record Holder of the PPIs specified below and hereby takes the following action with respect to the Amendment:

                                  CHECK ONE BOX

        Consents |_|          Does Not Consent  |_|           Abstains  |_|

     If no election is specified above, any otherwise properly completed and signed form will be deemed a consent to the Amendment. By execution hereof, the undersigned acknowledges receipt of the Statement.

     Unless otherwise specified by the undersigned, this Consent relates to the total number of PPIs held of record by the undersigned at the close of business on the Record Date or, if this Consent is being executed by proxy, the total number of PPIs to which such proxy relates. If this Consent relates to less than the total number of PPIs registered in the undersigned's name at the close of business on the Record Date or to which proxy relates, as the case may be, the undersigned has listed on the table appearing on page 4 of this Consent the certificate number(s) and number of PPIs for which this Consent is given.

     The undersigned acknowledges and agrees to the following:

               (1) Receipt of Consents from the Record Holders of at least a majority of the outstanding PPIs is required to approve the Amendment. The Amendment will become effective as described in the Statement.

               (2) This Consent, if effective, will be binding on the Record Holder of PPIs who or which gives this Consent, on any holder or holders of PPIs issued upon registration or transfer of the PPIs with respect to which this Consent is given or in exchange therefor or in lieu thereof, and on any other transferee or transferees of the PPIs with respect to which this Consent is given, subject only to revocation by written revocation of consent filed in the manner and prior to the time set forth in the Statement.

     List below the PPIs to which this Consent relates. If the space provided is inadequate, list the certificate number(s) and number of interests on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. The names and addresses of the registered Holders should be printed.

--------------------------------------------------------------------------------

                            DESCRIPTION OF PPIs

--------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered                             Number of
               Holder(s)                    Certificate            Interests
       (Please fill in if blank)            Number(s)             Represented**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Total Number of
                                         Interests
--------------------------------------------------------------------------------

** Unless otherwise specified, it will be assumed that the Consents provided are for entire number of interests represented by the PPIs described above. See Instruction 4.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                       (To be completed by all consenting
                                Holders of PPIs)

     By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby consents to the Amendment with respect to the PPIs registered in the name of such holder or as described herewith.

     This Consent and Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for the PPIs, or by person(s) authorized to become registered PPI Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

          Signature(s) of Registered Holder(s) or Authorized Signatory
                        (See guarantee requirement below)

Dated: __________________________________________________________, 1997

Name(s)
                                 (Please Print)

Capacity
Address
                              (Including Zip Code)

Area Code and
Tel. No.

Tax Identification or
Social Security No.

                            Guarantee of Signature(s)
                     (If Required--See Instructions 1 and 5)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

          Forming Part of the Terms and Conditions of the Solicitation

     1. Delivery of the Consent. To deliver Consents with respect to the PPIs, a properly completed and duly executed copy or facsimile of the Consent and any other documents required by the Consent must be received by the Depositary at the address set forth herein prior to the Consent Date. Delivery of Consents may be made via facsimile to the Depositary at the facsimile number indicated below. Record Holders delivering Consents via facsimile should send an original of their Consents to the address of the Depositary indicated below. The method of delivery of the Consent and all other required documents to the Depositary is at the election and risk of Record Holders. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Depositary. This Consent should be sent only to the Depositary.

     IPA INTENDS TO CAUSE THE EXECUTION OF THE AMENDMENT TO OCCUR ON, OR SHORTLY AFTER, THE REQUISITE CONSENTS OF THE HOLDERS OF PPIs HAVE BEEN OBTAINED. THE AMENDMENT WILL BE BINDING UPON EACH PPI HOLDER WHETHER OR NOT SUCH RECORD HOLDER GIVES A CONSENT WITH RESPECT THERETO.

     2. Consent to Amendment; Revocation of Consent. All properly completed and executed Consents consenting to the Amendment that are received by the Depositary will be counted as Consents with respect to the Amendment unless the Depositary receives, prior to the Consent Date, a written notice of revocation of such Consent as described herein. Consents may be revoked by delivery of a written notice of revocation in accordance with the following procedures. To be effective, a notice of revocation of Consent must (i) contain the name of the person who delivered the Consent and the certificate number(s) of such PPIs and the number of interests represented by such PPIs, (ii) be signed by the Record Holder thereof in the same manner as the original signature on this Consent (including any required signature guarantee(s)) or be accompanied by evidence, satisfactory to the General Partner, that the holder of such PPIs revoking the Consent has succeeded to the beneficial ownership of such PPIs, and (iii) be received prior to the Consent Date by the Depositary at the address set forth herein. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given.

     3. Partial Consents. If Consents with respect to less than the entire number of PPIs registered in the name of the Record Holder are delivered, the Record Holder must complete the table relating to partial Consents contained herein. The entire number of PPIs registered in the name of the Record Holder will be deemed to have consented unless otherwise indicated.

     4. Record Holders Entitled to Consent. Only a Record Holder (or his or her duly authorized attorney-in-fact) or a beneficial owner who has complied with the procedures set forth in this Instruction 4 may deliver a Consent. Any beneficial owner whose PPIs are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to deliver a Consent should contact such Record Holder promptly and instruct such Record Holder to execute and deliver this Consent on such beneficial owner's behalf. If such beneficial owner wishes to consent on its own behalf, such beneficial owner must obtain a proxy, substantially in the form attached hereto, from the Record Holder authorizing the beneficial owner to vote such PPIs on behalf of such Record Holder.

     5. Signatures on this Consent; Guarantee of Signatures. If this Consent is signed by the Record Holder(s) of any PPIs, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) representing such PPIs for which Consents are given without alteration, enlargement or any change whatsoever.

     IF THIS CONSENT IS EXECUTED BY A HOLDER OTHER THAN THE RECORD HOLDER, A VALID PROXY (SUBSTANTIALLY IN THE FORM INCLUDED HEREWITH) MUST BE OBTAINED FROM SUCH RECORD HOLDER AND THE SIGNATURE OF SUCH RECORD HOLDER MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If any of the PPIs are owned of record by two or more joint Record Holders, all such Record Holders must sign this Consent. If any of the PPIs with respect to which this Consent is given are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and any necessary accompanying documents as there are different names in which certificates are held.

     If this Consent is signed by trustees, executors, administrators, guardians-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the General Partners of their authority so to act must be submitted with this Consent.

     6. Waiver of Conditions. The General Partners expressly reserve the absolute right, in their sole discretion, to amend or waive any of the conditions to the Solicitation in the case of any Consents delivered, in whole or in part, at any time and from time to time.

     7. Requests for Assistance or Additional Copies. Questions to the procedure for consenting to the Amendment and requests for assistance or additional copies of this Consent or the Statement may be directed to the General Partner, whose address and telephone number appears below.

     Delivery of the Consent included herewith to an address, or transmission via facsimile, other than as set forth below will not constitute a valid delivery.

     The Solicitation Agent for the Solicitation and the Depositary for the
                                  Consents is:
             Investment Properties Associates, a Limited Partnership

                    By Mail, By Hand or By Overnight Courier:

             Investment Properties Associates, a Limited Partnership
                               60 East 42nd Street
                               New York, NY 10165

                             Attention: Robert Hecht

                                   Telephone:

                                 (212) 880-0276

                                   Facsimile:
                                 (212) 880-0576